UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2017

AMERICAN HOMES 4 RENT
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36013	46-1229660
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

30601 Agoura Road, Suite 200 Agoura Hills, California	91301
(Address of Principal Executive Offices)	(Zip Code)

(805) 413-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

American Homes 4 Rent, L.P. (the “Operating Partnership”) is disclosing certain financial and related information. American Homes 4 Rent is the general partner of the Operating Partnership. The consolidated financial statements and related Management’s Discussion and Analysis of Financial Condition and Results of Operations are filed as exhibits to this report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.
The following exhibits are filed with this report:

Exhibit Number	Description

99.1	Consolidated Financial Statements of American Homes 4 Rent, L.P. and Subsidiaries as of December 31, 2016 and 2015, and for the years ended December 31, 2016, 2015 and 2014

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 2016 and 2015, and for the years ended December 31, 2016, 2015 and 2014

99.3	Condensed Consolidated Financial Statements of American Homes 4 Rent, L.P. and Subsidiaries as of June 30, 2017, and December 31, 2016, and for the six months ended June 30, 2017 and 2016

99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations as of June 30, 2017, and December 31, 2016, and for the six months ended June 30, 2017 and 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2017

AMERICAN HOMES 4 RENT

By:	/s/ Stephanie Heim
Stephanie Heim
Executive Vice President - Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Consolidated Financial Statements of American Homes 4 Rent, L.P. and Subsidiaries as of December 31, 2016 and 2015, and for the years ended December 31, 2016, 2015 and 2014

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 2016 and 2015, and for the years ended December 31, 2016, 2015 and 2014

99.3	Condensed Consolidated Financial Statements of American Homes 4 Rent, L.P. and Subsidiaries as of June 30, 2017, and December 31, 2016, and for the six months ended June 30, 2017 and 2016

99.4	Management’s Discussion and Analysis of Financial Condition and Results of Operations as of June 30, 2017, and December 31, 2016, and for the six months ended June 30, 2017 and 2016